UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2006
Max & Erma’s Restaurants, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	0-11514	31-1041397
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation or
organization)
4849 Evanswood Drive
Columbus, OH 43229
(614) 431-5800
(Address, including zip code, and telephone number
including area code of registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 11, 2006, Max & Erma’s Restaurants, Inc. (the “Company”) was notified by Robert A. Lindeman, the Company’s President, that he was resigning to take another position, effective July 21, 2006.

Item 7.01	Regulation FD Disclosure.
     The Company’s press release, dated May 11, 2006, regarding Mr. Lindeman’s resignation is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 11, 2006, entitled “Senior Management Changes at Max & Erma’s”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max & Erma’s Restaurants, Inc.

Date: May 12, 2006	By:	/s/ Todd B. Barnum Todd B. Barnum, Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2006, entitled “Senior Management Changes at Max & Erma’s”